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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-80773, 333-19571, 333-19573, 333-19615,
333-31541 and 333-47825.

                                          Arthur Andersen LLP

Boston, Massachusetts
February 21, 2000